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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2003

Array BioPharma Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31979	84-1460811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Walnut Street, Boulder, Colorado		80301
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (303) 381-6600

(Former Name or Former Address, if Changed Since Last Report)

        Note: This amendment to Form 8-K is being filed to correct one clerical error: the reporting of our press release dated August 4, 2003 was mistakenly filed under Item 7 and Item 12 rather than only under Item 12.

        There are no changes to our press release dated August 4, 2003.

Item 12. Results of Operations and Financial Condition

        On August 4, 2003, the registrant issued a press release reporting financial results for the fourth quarter and full year of fiscal 2003, the full text of which is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRAY BIOPHARMA INC.
Date: August 11, 2003	By:	/s/ ROBERT E. CONWAY Robert E. Conway Chief Executive Officer

Exhibit No.
99.1(1)	Press release dated August 4, 2003 entitled "Array BioPharma Reports Financial Results For The Fourth Quarter And Full Year Of Fiscal 2003"

(1)
Incorporated herein by reference to the Current Report on Form 8-K dated August 4, 2003 (File No. 000-31979)

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  Item 12. Results of Operations and Financial Condition
SIGNATURES